Third Quarter 2016 Results October 20, 2016 NASDAQ: PBCT Exhibit 99.2

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Quarter 2016 Overview Net income of $74 million, an increase of $5 million or 8% Earnings per share of $0.24, an increase of $0.01 or 4% Net interest income1 of $245 million, an increase of $5 million or 2% Net interest margin of 2.80%, an increase of 1 basis point Loan growth of $330 million, 5% annualized growth rate Average loan growth of $549 million, 8% annualized growth rate Deposit growth of $656 million, 9% annualized growth rate Cost of deposits declined 1 basis point Non-interest income of $91 million, an increase of $5 million or 6% Total non-interest expenses of $221 million, an increase of $9 million or 4% Includes $3.1 million of merger related costs Efficiency ratio of 59.9%, a decrease of 50 basis points Net loan charge-offs of 0.04%, a decrease of 3 basis points (Comparisons versus second quarter 2016) 1 Net interest income on a fully taxable equivalent basis for 2Q 2016 and 3Q 2016 was $248 million and $254 million, respectively.

Net Interest Income1 ($ in millions) Linked Quarter Change $240.0 $245.3 ($1.4) $5.9 1 Net interest income on a fully taxable equivalent basis for 2Q 2016 and 3Q 2016 was $248 million and $254 million, respectively. $1.7 $0.4 ($0.8) ($0.5)

Net Interest Margin Linked Quarter Change 2.79% 2.80% (2 bps) 2 bps 2 bps (1 bp)

Loans ($ in millions) Linked Quarter Change $234 $29,038 $29,368 Annualized linked quarter change: +5% ($46) $142

Deposits Linked Quarter Change ($ in millions) Annualized linked quarter change: +9% Commercial1 $10,277 $29,656 Retail2 $19,379 1Commercial includes Municipal deposits of $1,908 at 6/30/2016 and $2,163 at 9/30/2016 2Retail includes brokered deposits of $2,547 at 6/30/2016 and $2,543 at 9/30/2016 $755 Commercial1 $9,522 $28,999 Retail2 $19,477 ($98)

Non-Interest Income ($ in millions) $85.4 $90.8 Linked Quarter Change $2.8 ($2.1) $1.1 $1.0 $0.6 $2.0

Non-Interest Expense ($ in millions) ($1.8) $221.4 $212.9 Linked Quarter Change $4.7 $3.1 $0.7 $0.6 $0.3 $0.9

Efficiency Ratio 62.2% 61.8% Beginning with first quarter 2016 results, the Company no longer classifies expenses related to ordinary and recurring branch closures and severance as non-operating. In prior quarters, these expenses were excluded from the calculation of the Company’s efficiency ratio. For comparison purposes above, efficiency ratios for prior quarters also display what the metric would have been had these expenses been included.

Asset Quality Non-Performing Assets / Loans & REO (%) 1 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial and Company filings Top 50 Banks represents the largest 50 banks by total assets in each respective quarter Net Charge-Offs / Average Loans (%) 2 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.03%, 0.07%, 0.08%, 0.09%, & 0.06% in 3Q 2016, 2Q 2016, 1Q 2016, 4Q 2015 & 3Q 2015, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median)

Returns Return on Average Assets Return on Average Tangible Equity

Capital Ratios

	Sep. 30, 2015	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016	Sep. 30, 2016
People's United Financial, Inc.					
Tang. Com. Equity/Tang. Assets	7.5%	7.2%	7.3%	7.2%	7.2%
Tier 1 Leverage [1, 5]	8.1%	8.0%	7.9%	7.8%	7.7%
Common Equity Tier 1 Capital [2, 5]	9.9%	9.8%	9.7%	9.7%	9.7%
Tier 1 Risk-Based Capital [3, 5]	9.9%	9.8%	9.7%	9.7%	9.7%
Total Risk-Based Capital [4, 5]	11.8%	11.7%	11.5%	11.5%	11.5%
People's United Bank, N.A.					
Tier 1 Leverage [1, 5]	8.5%	8.4%	8.8%	8.7%	8.6%
Common Equity Tier 1 Capital [2, 5]	10.4%	10.2%	10.9%	10.8%	10.8%
Tier 1 Risk-Based Capital [3, 5]	10.4%	10.2%	10.9%	10.8%	10.8%
Total Risk-Based Capital [4, 5]	12.8%	12.6%	12.9%	12.8%	12.8%

Basel III Notes:

1. Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital)
2. Common Equity Tier 1 Capital ratio represents total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) after-tax net unrealized gains (losses) on securities transferred to held to maturity; (iii) goodwill and other acquisition-related intangibles; and (iv) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%

People's United Financial, Inc.

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Interest Rate Risk Profile Net Interest Income (NII) Sensitivity 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Sep. 30, 2016 Jun. 30, 2016

Experienced leadership team Operate in large & attractive Northeast markets… …with significant knowledge at the local level Commitment to relationship-based banking Breadth of products & services Conservative & well-defined underwriting culture Premium brand built over 170 years Deep focus on expense management Summary A Uniquely Positioned Franchise

Appendix

Asset Quality Originated Portfolio Coverage Detail as of September 30, 2016 ALLLs / Loans NPLs / Loans ALLLs / NPLs Note – ALLLs: Commercial: $195 million, Retail: $24 million, Total: $219 million

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 Huntington HBAN Columbus OH 8 KeyCorp KEY Cleveland OH 9 M&T MTB Buffalo NY 10 New York Community NYCB Westbury NY 11 Signature SBNY New York NY 12 Synovus SNV Columbus GA 13 Umpqua UMPQ Portland OR 14 Webster WBS Waterbury CT 15 Zions ZION Salt Lake City UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT